UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K
 __________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 4, 2014

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MASIMO CORPORATION
(Exact name of registrant as specified in its charter)

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Delaware	001-33642	33-0368882
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40 Parker Irvine, California	92618
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (949) 297-7000
Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On August 4, 2014, Edward L. Cahill notified Masimo Corporation (“Masimo”) of his decision to resign from the Board of Directors of Masimo (the “Board”), effective on August 5, 2014. Mr. Cahill served as a Class II director of Masimo whose term was scheduled to expire at the 2015 annual meeting of stockholders, and as a member of the Audit Committee and Nominating, Compliance and Corporate Governance Committee of the Board. Mr. Cahill resigned from the Board so that he could dedicate more time to other professional responsibilities, including his full-time job. His resignation was not due to any disagreement with Masimo on any matter relating to Masimo’s operations, policies or practices.d

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, Masimo Corporation has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MASIMO CORPORATION a Delaware corporation

Date: August 7, 2014	By:	/s/ MARK P. DE RAAD
Mark P. de Raad
Executive Vice President & Chief Financial Officer
(Principal Financial and Accounting Officer)